EXHIBIT 10.1c



                  WAIVER,  CONSENT AND AMENDMENT

                    Dated as of April 24, 1997

          PRELIMINARY STATEMENTS.

          (1) Reference is hereby made to the Credit Agreement dated as of December 11, 1995 among Foodbrands America, Inc., a Delaware corporation (the "Borrower"), the financial institutions parties thereto as lenders (the "Lenders"), The Chase Manhattan Bank, formerly known as Chemical Bank, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), collateral agent and issuing lender and Citibank, N.A. as managing agent, as amended by Amendment No. 1 to the Credit Agreement dated as of May 13, 1996 and Amendment No. 2 dated as of January 31, 1997. The Credit Agreement as so amended shall be referred to herein as the "Credit Agreement". Capitalized terms used in this Waiver, Consent and Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

          (2) The Borrower has notified the Administrative Agent that IBP, inc., a Delaware corporation ("IBP"), has entered into an agreement to acquire the outstanding shares of the stock of the Borrower pursuant to a cash tender offer (the "Tender Offer") and that, upon its acquisition of at least 50% of the outstanding shares of the Borrower, IBP intends to merge IBP Sub, Inc., a Delaware corporation and wholly-owned subsidiary of IBP, with and into the Borrower, with the Borrower as the surviving corporation (the "Merger").

          (3) The Borrower has requested that the Lenders (i) waive any event of default that might occur under Article VII of the Credit Agreement if sufficient shares of the Borrower are tendered to IBP to constitute a "Change of Control", as such term is defined in the Credit Agreement, (ii) consent to the Merger and waive any breach of the negative covenant contained in Section 7.05 of the Credit Agreement which might occur because of the Merger and (iii) continue to provide the credit facilities under the terms of the Credit Agreement to the Borrower for a specified period of time after the Merger or the Tender Offer.

          In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1.     Waiver.

          (a) The Lenders hereby waive the event of default which will occur pursuant to paragraph (n) of Article VIII of the Credit Agreement when IBP acquires the shares of stock of the Borrower tendered pursuant to the Tender Offer.

          (b) The Lenders hereby also waive the breach of the negative covenant contained in Section 7.09(e) of the Credit Agreement which will occur when the Borrower delivers notice of its offer to purchase the Subordinated Notes under Section 4.12 of the 2006 Subordinated Note Indenture; provided, however, that such waiver shall only be effective if all such purchases are made using funds borrowed in a transaction which qualifies as Subordinated Note Refinancing Debt under the Credit Agreement.

          SECTION 2.  Consent.  The Lenders hereby consent to the
Merger and waive the breach of the negative covenant contained in
Section 7.05 of the Credit Agreement which will occur as a result of the Merger.

          SECTION 3.     Amendment of the Credit Agreement.  The
Credit Agreement is amended as follows:

          (a)  The following definitions are added to the Credit
Agreement:

          "    "Merger" shall have the meaning assigned to such
          term in the Waiver, Consent and Amendment.

               "Tender Offer" shall have the meaning assigned to such term in the Waiver, Consent and Amendment.

               "Waiver, Consent and Amendment" shall mean the Waiver, Consent and Amendment dated as of April 24, 1997 among the Borrower, the Lenders party thereto, the Administrative Agent and the Subsidiaries party thereto."

          (b) Section 2.13 of the Credit Agreement is amended to replace the phrase "and paragraph (g)" in paragraph (e) thereof with "and paragraphs (g) and (i)", to replace the phrase "and paragraph (d)" in paragraph (g) thereof with ", paragraph (d) and paragraph (i)" and to add paragraph (i) at the end of Section
2.13 as follows:

          "    (i)  On the earlier of the date that is 120 days
          after the Merger and the date that is 165 days after the consummation of the tender of shares pursuant to the Tender Offer, (i) the Borrower shall prepay all Obligations then outstanding under the Credit Agreement or any other Loan Document, (ii) the Borrower shall return all outstanding Letters of Credit for cancellation, and (iii) the Commitments and LC Commitment shall terminate automatically and without notice. Notwithstanding any other provision of this Agreement, no Lender may decline any prepayment provided for in this clause (i)."

          SECTION 4.     Conditions of Effectiveness.  This
Waiver, Consent and Amendment shall be effective upon the execution hereof by the Borrower, each Subsidiary Guarantor and Lenders constituting the Required Lenders and upon the satisfaction of the following conditions precedent:

          (a) Holders of shares of the capital stock of the Borrower representing not less that 50% of the aggregate ordinary voting power of such shares shall have tendered such shares pursuant to the Tender Offer;

          (b)  The terms of the Tender Offer shall be
     substantially identical to those disclosed in the Schedule 14D-1 Tender Offer Statement and Schedule 13D of Foodbrands America, Inc., IBP Sub, Inc., IBP Foodservice, L.L.C., and IBP, inc. dated March 25, 1997, including all exhibits attached thereto and documents incorporated by reference therein; and

          (c) The terms of the Merger shall be substantially identical to those disclosed in the Agreement and Plan of Merger by and among Foodbrands America, Inc. and IBP, inc.
     and IBP Sub, Inc. dated as of March 25, 1997.

          SECTION 5.  Representations and Warranties.  The
Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Collateral Agent and the Issuing
Lender that:

          (a) This Waiver, Consent and Amendment has been duly authorized by all necessary corporate action, and duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (b) Before and after giving effect to this Waiver, Consent and Amendment, the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) Before and after giving effect to this Waiver, Consent and Amendment, no Event of Default or Default has occurred and is continuing.

          SECTION 6. Credit Agreement. Except as specifically set forth herein, this Waiver, Consent and Amendment shall not constitute a consent to any departure from, or waiver of, any of the terms and provisions of the Credit Agreement or any other Loan Document. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby.

          SECTION 7.  Counterparts.  This Waiver, Consent and
Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

          SECTION 8. Reaffirmation. By executing this Consent in the space provided below, each Subsidiary Guarantor reaffirms its obligations under the Guarantee Agreement, the Security Agreement and each other Loan Document to which it is a party, all of which agreements remain in full force and effect.

          SECTION 9.  Applicable Law.  THIS WAIVER, CONSENT AND
AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10.  Expenses.  The Borrower agrees to
reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Waiver, Consent and Amendment, including the reasonable fees, charges and disbursements of Sidley & Austin, counsel for the Administrative
Agent.


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          IN WITNESS WHEREOF, the parties hereto have caused this
Waiver, Consent and Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                   FOODBRANDS AMERICA, INC.,


                                   By:   /s/ Bryant P. Bynum
                                      ______________________
                                        Name:  Bryant P. Bynum
                                        Title:  Vice President


                                   THE CHASE MANHATTAN BANK,
                                   individually, as
                                   Administrative Agent, as
                                   Collateral Agent and as
                                   Issuing Lender,


                                   By:    /s/ Timothy J. Storms
                                      _________________________
                                        Name: Timothy J. Storms
                                        Title:  Managing Director


                                   CITIBANK, N.A., individually
                                   and as Managing Agent,


                                   By:   /s/ Charles S. Foster
                                      __________________________
                                        Name:  Charles S. Foster
                                        Title:  Attorney-in-Fact


                                   CREDIT LYONNAIS, CAYMAN
                                   ISLANDS BRANCH,


                                   By:
                                      __________________________
                                        Name:
                                        Title:


                                   CREDIT LYONNAIS, NEW YORK
                                   BRANCH,


                                   By:
                                      ________________________
                                        Name:
                                        Title:


                                   FIRST BANK NATIONAL
                                   ASSOCIATION,


                                   By:    /s/ Bradley R. Sprang
                                      _________________________
                                        Name:  Bradley R. Sprang
                                        Title:  Commercial
                                                Banking Officer


                                   THE FIRST NATIONAL BANK OF
                                   BOSTON,


                                   By:    /s/ Kimberly F. Harris
                                      ___________________________
                                        Name:  Kimberly F. Harris
                                        Title:  Vice President


                                   HELLER FINANCIAL, INC.,


                                   By:  /s/ Christina M. Rashid
                                      ___________________________
                                      Name:  Christina M. Rashid
                                      Title:  Vice President


                                   THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD., CHICAGO BRANCH,


                                   By:    /s/ Masaharu Kuhara
                                      ________________________
                                        Name:  Masaharu Kuhara
                                        Title:  General Manager


                                   THE MITSUBISHI TRUST AND
                                   BANKING CORPORATION,


                                   By: /s/ Patricia Loret de Mola
                                      ___________________________
                                    Name:  Patricia Loret de Mola
                                    Title:  Senior Vice President


                                   NATIONSBANK OF TEXAS, N.A.,


                                   By:  /s/  Bianca Hemmen
                                      _______________________
                                    Name:  Bianca Hemmen
                                    Title:  Senior Vice President


                                   BANQUE FRANCAISE DU COMMERCE
                                   EXTERIEUR,


                                   By:    /s/ G. Kevin Dooley
                                      _________________________
                                        Name:  G. Kevin Dooley
                                        Title:  Vice President


                                   By:    /s/ William C. Maier
                                      _________________________
                                        Name:  William C. Maier
                                        Title:  VP-Group Manager


                                   LIBERTY BANK AND TRUST
                                   COMPANY OF OKLAHOMA CITY,
                                   N.A.,


                                   By:    /s/ Mark C. Demos
                                      ________________________
                                        Name:  Mark C. Demos
                                        Title:  Vice President


                                   DEUTSCHE BANK AG, NEW YORK
                                   AND/OR CAYMAN ISLANDS
                                   BRANCHES,


                                   By: /s/ Stephan A. Wiedemann
                                      _________________________
                                      Name:  Stephan A. Wiedemann
                                      Title:  Director


                                   By:     /s/ Thomas A. Foley
                                      _________________________
                                      Name:  Thomas A. Foley
                                      Title:  Assistant Vice
                                              President


                                   BANQUE PARIBAS,


                                   By:     /s/ Charles N. Rolfe
                                      _________________________
                                        Name:  Charles N. Rolfe
                                        Title:  Vice President


                                   By: /s/ Kenneth E. Moore, Jr.
                                      __________________________
                                     Name:  Kenneth E. Moore, Jr.
                                     Title:  Vice President


                                   VAN KAMPEN AMERICAN CAPITAL
                                   PRIME RATE INCOME TRUST,


                                   By:    /s/ Jeffrey W. Maillet
                                      ___________________________
                                     Name:  Jeffrey W. Maillet
                                     Title:  Senior V.P. &
                                             Director


                                   RESTRUCTURED OBLIGATIONS
                                   BACKED BY SENIOR ASSETS B.V.


                                   By:  Chancellor LGT Senior
                                   Secured Management, Inc., as
                                   Portfolio Advisor


                                   By:
                                      __________________________
                                        Name:
                                        Title:


                                   AERIES FINANCE, LTD.,


                                   By:    /s/ Andrew Ian Wignall
                                      ___________________________
                                        Name:  Andrew Ian Wignall
                                        Title:  Director


                                   CAPTIVA FINANCE LTD.,


                                   By:    /s/ Derrie Boggess
                                      _______________________
                                        Name:  Derrie Boggess
                                        Title:  Director


                                   MORGAN STANLEY SENIOR
                                   FUNDING, INC.,


                                   By:    /s/ Christopher Pucillo
                                      ___________________________
                                     Name:  Christopher Pucillo
                                     Title:  Vice President


ACKNOWLEDGED AND AGREED TO:


JOS. COPPERFIELD & SONS, INC.


By:    /s/ Bryant P. Bynum
   ________________________
     Name:  Bryant P. Bynum
     Title:  Vice President


CONTINENTAL DELI FOODS, INC.


By:    /s/ Bryant P. Bynum
   ________________________
     Name:  Bryant P. Bynum
     Title:  Vice President


SPECIALTY BRANDS, INC.


By:    /s/ Bryant P. Bynum
   _______________________
     Name:  Bryant P. Bynum
     Title:  Vice President

FBAI INVESTMENTS CORPORATION


By:    /s/ Bryant P. Bynum
   ________________________
     Name:  Bryant P. Bynum
     Title:  Vice President


BRENNAN PACKING CO., INC.


By:    /s/ Bryant P. Bynum
   ________________________
     Name:  Bryant P. Bynum
     Title:  Vice President


NATIONAL SERVICE CENTER, INC.


By:    /s/ Bryant P. Bynum
   ________________________
     Name:  Bryant P. Bynum
     Title:  Vice President


DOSKOCIL FOOD SERVICE COMPANY, L.L.C.


By:  Continental Deli Foods, Inc., as Member


By:    /s/ Bryant P. Bynum
   ________________________
     Name:  Bryant P. Bynum
     Title:  Vice President


KPR HOLDINGS, L.P.


By:  Jos. Copperfield & Sons, Inc.
     General Partner


By:    /s/ Bryant P. Bynum
   ________________________
     Name:  Bryant P. Bynum
     Title:  Vice President